UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2006

USA Mobility, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6677 Richmond Highway, Alexandria, Virginia		22306
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 660-6677

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Board of Directors of USA Mobility, Inc. (the "Company"), upon recommendation of the Compensation Committee, approved a 2006 Long Term Incentive Plan (the "2006 LTIP") for key employees of the Company at its meeting on February 1, 2006. The 2006 LTIP has a restricted stock component and a cash component, each subject to vesting based upon achievement of expense reduction goals during the Company’s 2008 calendar year and continued employment with the Company. The cash component is governed by the Company’s Long Term Cash Incentive Plan and a form of Cash Award Agreement, and the restricted stock component is governed by the USA Mobility, Inc. Equity Incentive Plan and a form of Restricted Stock Agreement.

Further, on February 1, 2006, upon recommendation of the Compensation Committee, the Company’s Board of Directors adopted a 2006 Senior Management Bonus Plan.

Additionally, on May 3, 2006, upon recommendation of the Compensation Committee, the Board of Directors determined to compensate the non-executive Directors by grants of Restricted Stock Units in addition to cash compensation of $40,000 per year ($50,000 for the chair of the Audit Committee), payable quarterly. Restricted Stock Units will be granted quarterly under the USA Mobility, Inc. Equity Incentive Plan pursuant to a form of Restricted Stock Unit Agreement, based upon the closing price per share of the Company’s common stock at the end of each quarter, such that each non-executive Director will receive $40,000 per year of Restricted Stock Units ($50,000 for the chair of the Audit Committee), to be issued on a quarterly basis.

The Company’s Long Term Cash Incentive Plan, the form of Award Agreement for use with the Cash Incentive Plan as well as the forms of Restricted Stock Agreement and Restricted Stock Unit Agreement for use with awards under the Equity Incentive Plan, are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4 respectively, and are incorporated herein by reference. The USA Mobility, Inc. 2006 Senior Management Bonus Plan is attached hereto as Exhibit 99.5, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

99.1 USA Mobility, Inc. Long Term Cash Incentive Plan

99.2 Form of Award Agreement for the Long Term Cash Incentive Plan

99.3 Form of Restricted Stock Agreement for the Equity Incentive Plan

99.4 Form of Restricted Stock Unit Agreement for the Equity Incentive Plan

99.5 USA Mobility, Inc. 2006 Senior Management Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

August 2, 2006	By:	/s/ Thomas L. Schilling

Name: Thomas L. Schilling
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	USA Mobility, Inc. Long Term Cash Incentive Plan
99.2	Form of Award Agreement for the Long Term Cash Incentive Plan
99.3	Form of Restricted Stock Agreement for the Equity Incentive Plan
99.4	Form of Restricted Stock Unit Agreement for the Equity Incentive Plan
99.5	USA Mobility, Inc. 2006 Senior Management Bonus Plan